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                                                                    EXHIBIT 10.1

                                THIRD AMENDMENT
                                       TO
                   AMENDED AND RESTATED MANAGEMENT AGREEMENT

     This Third Amendment to the Amended and Restated Management Agreement (the "Amendment") is entered into by and among Saigene Corporation, a Delaware corporation ("Manager"), Pacific Biometrics, Inc., a Delaware corporation (the "Corporation"), and Pacific Biometrics, Inc., a Washington corporation (the "Subsidiary"), and amends that certain Amended and Restated Management Agreement, dated as of August 28, 2002 and amended June 18, 2003 and February 1, 2004 (the "Management Agreement"), among the Manager, the Corporation and the Subsidiary.

                                    RECITALS

     A. Pursuant to the Management Agreement, the Corporation is currently paying the Manager a management fee equal to $40,000 per month in consideration for managing the Subsidiary's clinical laboratory.

     B. The Corporation and the Manager desire to enter into this Amendment in order to amend the Management Agreement to reduce the management fee from $40,000 per month to $20,000 per month, effective June 15, 2004.

                                   AGREEMENT

     The parties hereby agree as follows:

     1. Section 3 of the Management Agreement is hereby deleted in its entirety and replaced with the following text:

          "3.    Compensation of Manager. Effective June 15, 2004, as
     compensation for Manager's services hereunder, the Corporation and Subsidiary will pay the Manager the aggregate sum of $20,000.00 per month."

     2. Except as expressly amended hereby, all of the terms, conditions and provisions of the Management Agreement shall remain in full force and effect and shall govern this Amendment, and the parties shall retain all of their rights arising under the Management Agreement existing on the date hereof, none of which are being waived hereby.

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The parties have entered into this Amendment as of May 11, 2004.

MANAGER:

                                        SAIGENE CORPORATION,
                                        a Delaware corporation



                                        By:  /s/ Allan G. Cochrane
                                             -----------------------------
                                             Allan G. Cochrane, President


CORPORATION:
                                        PACIFIC BIOMETRICS, INC.,
                                        a Delaware corporation



                                        By:  /s/ Ronald R. Helm
                                             -----------------------------
                                             Ronald R. Helm,
                                             Chief Executive Officer


SUBSIDIARY:

                                        PACIFIC BIOMETRICS, INC.,
                                        a Washington corporation



                                        By:  /s/ Ronald R. Helm
                                             -----------------------------
                                             Ronald R. Helm, President






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